                             NEW ENGLAND LIFE

                            INSURANCE COMPANY

   AMERICAN GATEWAY SERIES--MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                 POLICIES

                     SUPPLEMENT DATED MAY 1, 2001 TO

                       PROSPECTUS DATED MAY 1, 2000

INTRODUCTION

  This supplement updates certain information contained in the prospectus dated May 1, 2000. You should read and retain this supplement with your Policy. We will send you an additional copy of the prospectus as supplemented, without charge, upon written request to New England Life Insurance Company ("NELICO" or the "Company"). The American Gateway Series Policies are no longer available for sale.

  NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company.

  NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SEC MAINTAINS A WEB SITE THAT CONTAINS STATEMENTS OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL
PERFORM.

CHARGES DEDUCTED FROM ELIGIBLE FUND ASSETS.

  The value of shares of the Eligible Funds reflect charges and deductions from assets for investment advisory services and fund operating expenses.

  NEW ENGLAND ZENITH FUND ("ZENITH FUND"). The following table shows the annual operating expenses for each Zenith Fund Series, based on actual expenses for 2000, after any applicable expense cap or deferral arrangement.

  ANNUAL SERIES OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER EXPENSE CAP OR EXPENSE DEFERRAL)

                                              SALOMON
                         BACK BAY BACK BAY   BROTHERS     SALOMON
                         ADVISORS ADVISORS   STRATEGIC    BROTHERS  BACK BAY           ALGER
                          MONEY     BOND       BOND         U.S.    ADVISORS          EQUITY
                          MARKET   INCOME  OPPORTUNITIES GOVERNMENT MANAGED  BALANCED GROWTH
                          SERIES   SERIES     SERIES      SERIES*    SERIES   SERIES  SERIES
                         CLASS A  CLASS A     CLASS A     CLASS A   CLASS A  CLASS A  CLASS A
                         -------- -------- ------------- ---------- -------- -------- -------
Management Fee..........   .35%     .40%       .65%         .55%      .50%     .70%    .75%
Other Expenses..........   .06%     .07%       .13%         .15%      .08%     .10%    .04%
                           ----     ----       ----         ----      ----     ----    ----
 Total Operating Ex-
  penses................   .41%     .47%       .78%         .70%      .58%     .80%    .79%
                           ====     ====       ====         ====      ====     ====    ====

                                     HARRIS  LOOMIS                     WESTPEAK
                              DAVIS  OAKMARK SAYLES     MFS      MFS     GROWTH
                             VENTURE MID CAP  SMALL  INVESTORS RESEARCH   AND
                              VALUE   VALUE    CAP     TRUST   MANAGERS  INCOME
                             SERIES  SERIES* SERIES+  SERIES*  SERIES*  SERIES+
                             CLASS A CLASS A CLASS A  CLASS A  CLASS A  CLASS A
                             ------- ------- ------- --------- -------- --------
Management Fee..............  .75%    .75%    .90%     .75%      .75%     .68%
Other Expenses..............  .04%    .15%    .06%     .15%      .15%     .05%
                              ----    ----    ----     ----      ----     ----
 Total Operating Expenses...  .79%    .90%    .96%     .90%      .90%     .73%
                              ====    ====    ====     ====      ====     ====

--------

 * Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Salomon Brothers U.S. Government Series, .71%; Harris Oakmark Mid Cap Value Series, .96%; MFS Investors Trust Series, 1.57%; and MFS Research Managers Series, 1.25%.

 + Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .95% for Loomis Sayles Small Cap Series and .70% for Westpeak Growth and Income Series.

  Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), formerly New England Investment Management, LLC ("NEIM"), is the investment adviser for the series of the Zenith Fund and voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses which exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. The limit on expenses for these series are: .70% of average daily net assets for the Salomon Brothers U.S. Government Series; and .90% of average daily net assets for the Harris Oakmark Mid Cap Value, MFS Investors Trust and MFS Research Managers Series. MetLife Advisers may end these expense limits at any time.

  METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"). Effective May 1, 2001, Metlife Advisers is the investment manager for the Portfolios of the Metropolitan Fund. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 2000 as a percentage of Portfolio net assets after any expense subsidies.

                                                           PUTNAM
                                                   METLIFE  LARGE     PUTNAM
                                                    STOCK    CAP   INTERNATIONAL
                                                    INDEX  GROWTH*    STOCK+
PORTFOLIO                                          CLASS A CLASS A    CLASS A
---------                                          ------- ------- -------------
Management Fees...................................  .25%    .80%       .90%
Other Expenses....................................  .03%    .20%       .24%
                                                    ----    -----      -----
 Total Annual Expenses............................  .28%    1.00%*     1.14%
                                                    ====    =====      =====

--------

 * MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets until the earlier of April 30, 2002 and the date this Portfolio reaches $100 million. Without this subsidy, the total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39% (on an annualized basis since the Portfolio's start date of May 1, 2000). MetLife Advisers can terminate this arrangement at any time upon notice to the Board of Directors and to Fund shareholders.

 + Until May 1, 2000, the management fee for the Putnam International Stock Portfolio was .75%.

  For information concerning compensation paid for the sale of Policies, see "Distribution of the Policies."

                           THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

  The BACK BAY ADVISORS MONEY MARKET SERIES. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The BACK BAY ADVISORS BOND INCOME SERIES. Its investment objective is a high level of current income consistent with protection of capital.

  The SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES. Its investment objective is a high level of total return consistent with preservation of capital.

  The SALOMON BROTHERS U.S. GOVERNMENT SERIES. Its investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

  The BACK BAY ADVISORS MANAGED SERIES. Its investment objective is a favorable total return through investment in a diversified portfolio.

  The BALANCED SERIES (FORMERLY, THE LOOMIS SAYLES BALANCED SERIES). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The ALGER EQUITY GROWTH SERIES. Its investment objective is long-term capital appreciation.

  The DAVIS VENTURE VALUE SERIES. Its investment objective is growth of capital.

  The HARRIS OAKMARK MID CAP VALUE SERIES (FORMERLY, THE GOLDMAN SACHS MIDCAP VALUE SERIES). Its investment objective is long-term capital appreciation.

  The LOOMIS SAYLES SMALL CAP SERIES. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

  The MFS INVESTORS TRUST SERIES (FORMERLY, THE MFS INVESTORS SERIES). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

  The MFS RESEARCH MANAGERS SERIES. Its investment objective is long-term growth of capital.

  The WESTPEAK GROWTH AND INCOME SERIES. Its investment objective is long-term total return through investment in equity securities.

  The PUTNAM LARGE CAP GROWTH PORTFOLIO. Its investment objective is capital appreciation.

  The PUTNAM INTERNATIONAL STOCK PORTFOLIO. Its investment objective is long-term growth of capital.

  The METLIFE STOCK INDEX PORTFOLIO.* Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

--------

 *Availability is subject to any necessary state insurance department approvals.

  The Zenith Fund and the Metropolitan Fund are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and of other life insurance companies.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some Eligible Funds or their advisers (or other affiliates) may pay us more than others and the amounts paid may be significant. New England Securities Corporation ("New England Securities") may also receive brokerage commissions on securities transactions initiated by an investment adviser.


  The Variable Account purchases and sells Eligible Fund Shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

  The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund and Metropolitan Fund, we offer Class A shares.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the SEC. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.




INVESTMENT MANAGEMENT

  MetLife Advisers (formerly New England Investment Management, LLC) an affiliate of the Company, is the investment adviser of each Series of the Zenith Fund. The chart below lists the sub-adviser of each Series. MetLife Advisers and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

             SERIES

                                                   SUB-ADVISER

Back Bay Advisors Money Market Series  Back Bay Advisors, L.P.*

                                       Back Bay Advisors, L.P.*

Back Bay Advisors Bond Income Series   Salomon Brothers Asset Management
                                       Inc.**

Salomon Brothers Strategic Bond        Salomon Brothers Asset Management Inc.
Opportunities Series

Salomon Brothers U.S. Government       Back Bay Advisors, L.P.*
Series
                                       Wellington Management Company, LLP

Back Bay Advisors Managed Series       Fred Alger Management, Inc.

Balanced Series                        Davis Selected Advisers, L.P.***

Alger Equity Growth Series             Harris Associates L.P.

Davis Venture Value Series             Loomis, Sayles & Company, L.P.

Harris Oakmark Mid Cap Value Series    Massachusetts Financial Services
                                       Company

Loomis Sayles Small Cap Series         Massachusetts Financial Services
                                       Company
MFS Investors Trust Series

MFS Research Managers Series           Westpeak Investment Advisors, L.P.

Westpeak Growth and Income Series

--------




  * CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of Back Bay Advisors, L.P. has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay in the near future. MetLife Advisers will be hiring a new sub-adviser for the Series. Affected Policy Owners will receive further information when a new sub-adviser is hired.


 ** In connection with Salomon Brothers Asset Management's service as sub-adviser to the Strategic Bond Opportunities Series, Salomon Brothers' London-based affiliate, Salomon Brothers Asset Management Limited, provides certain sub-advisory services to Salomon Brothers Asset Management.

*** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers-NY, Inc., a wholly-owned subsidiary of Davis Selected.



  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Harris Oakmark Mid Cap Value Series, Loomis Sayles Small Cap Series and Westpeak Growth and Income Series, New England Investment Management (now MetLife Advisers) became the adviser on May 1, 1995. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Effective May 1, 2001, MetLife Advisers became the investment manager to the Metropolitan Fund Portfolios. Prior to that time, Metropolitan Life Insurance Company was the investment manager. Putnam Investment Management, LLC is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Putnam Investment Management, LLC became the sub-investment manager to the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisers, Inc. served as sub-investment manager. Metropolitan Life Insurance Company became the sub-investment manager for the MetLife Stock Index Portfolio on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Fund Portfolios, see the Metropolitan Fund prospectus attached at the end of this supplement and its Statement of Additional Information.

  MetLife Advisers oversees and recommends the hiring or replacement of its sub-advisers and is ultimately responsible for the investment performance of the Eligible Funds.

  In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

  You can also get information about the Zenith Fund and Metropolitan Fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

  The tables on pages A-2 through A-3 show the annual operating expenses of each Series and Portfolio.

                       DISTRIBUTION OF THE POLICIES

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  We pay sales commissions in the amount of 4% of premiums under the Policy. Agents may receive a portion of the general agent's expense reimbursement allowance.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for that particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

  New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO.

  Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sales of Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Variable Account.


                            TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We believe that the Policy should satisfy the applicable requirements. However, with respect to Policies issued on a rated or Last Survivor basis, it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution. If your policy is part of an equity split-dollar arrangement, there is a risk that some part of the Policy Cash Value may be taxable prior to any distribution.

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Although the rules are rather complex, in general, a contract which requires fewer than seven level annual premiums to provide fully paid-up future benefits will be a Modified Endowment Contract. Since the Policy only requires a single premium payment to provide such paid-up benefits, the Policy will in most cases be a Modified Endowment Contract. As a result, when distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences will generally be governed by the rules applicable to Modified Endowment Contracts. These rules are as follows:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  If the Policy is issued in a Section 1035 tax-free exchange for a life insurance policy that is not a Modified Endowment Contract, the new Policy may not be classified as a Modified Endowment Contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of premiums at the time of or after the exchange or a reduction in benefits after the exchange may, however, cause the newly issued Policy to become a Modified Endowment Contract. In the event the Policy is not classified as a Modified Endowment Contract, the following rules will apply:

  (1) Distributions other than death benefits will generally be treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  (2) Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans and loans where the interest rate we credit is only slightly lower than the interest rate we charge is less clear and a tax advisor should be consulted about such loans.

  (3) Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  ACCELERATED BENEFITS RIDER. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the Policy Owner, where the Policy is not held as a business-related asset. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  The tax consequences of continuing the Policy beyond an insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond an insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

  NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

  ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax advisor with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                           DIRECTORS OF NELICO

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
James M. Benson.........  Chairman, President and Chief Executive Officer of NELICO
                           since 1998 and President, Individual Business of
                           Metropolitan Life Insurance Company since 1999; formerly,
                           Director, President and Chief Operating Officer 1997-1998
                           of NELICO; President and Chief Executive Officer 1996-
                           1997 of Equitable Life Assurance Society; President and
                           Chief Operating Officer 1996-1997 of Equitable Companies,
                           Inc.; President and Chief Operating Officer 1994-1996 of
                           Equitable Life Assurance Society.

Susan C. Crampton.......  Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road             The Vermont Partnership, a business consulting firm
 Jericho, VT 05465         located in Jericho, Vermont since 1989; formerly,
                           Director 1989-1996 of New England Mutual.

Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual.

George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Global       journalist, and editor.
 Television
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153

Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly,
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences.

Philip K. Howard, Esq. .  Director of NELICO since 1996 and Partner of the law firm
 Covington & Burling       of Covington & Burling in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019

Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105

Thomas J. May...........  Director of NELICO since 1996 and Chairman and Chief
 NSTAR                     Executive Officer of NSTAR since 2000; formerly,
 800 Boylston Street       Chairman, President and Chief Executive Officer of Boston
 Boston, MA 02199          Edison Company 1994-2000 and Director 1994-1996 of New
                           England Mutual.

Stewart G. Nagler.......  Director of NELICO since 1996 and Vice Chairman and Chief
 Metropolitan Life         Financial Officer of Metropolitan Life Insurance Company
 Insurance Company         since 1998; formerly, Senior Executive Vice President and
 One Madison Avenue        Chief Financial Officer 1986-1998 of Metropolitan Life
 New York, NY 10010        Insurance Company.

   NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
   ------------------                   -----------------------------
Catherine A. Rein....... Director of NELICO since 1998 and President and Chief
 Metropolitan Property    Executive Officer of Metropolitan Property and Casualty
 and                      Insurance Company since 1999; formerly, Senior Executive
 Casualty Insurance Com-  Vice President 1998-1999 and Executive Vice President
 pany                     1989-1998 of Metropolitan Life Insurance Company.
 700 Quaker Lane
 Warwick, RI 02887

Rand N. Stowell......... Director of NELICO since 1996 and President of United
 Randwell Company         Timber Corp. and President, Randwell Co. since 2000 of
 P.O. Box 60              Weld, Maine; formerly, Director 1990-1996 of New England
 Weld, ME 04285           Mutual.

Lisa M. Weber........... Director of NELICO since 2000 and Executive Vice President
 Metropolitan Life In-    of Metropolitan Life Insurance Company since 1998;
 surance                  formerly, Director of Diversity Strategies and
 Company                  Development and an Associate Director of Human Resources
 One Madison Avenue       of Paine Webber.
 New York, NY 10010

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
James M. Benson......... See Directors above

David W. Allen.......... Senior Vice President of NELICO since 1996 and Vice
                          President of Metropolitan Life Insurance Company since
                          2000; formerly, Senior Vice President 1994-1996 and Vice
                          President 1990-1994 of New England Mutual.

Pauline V. Belisle...... Senior Vice President of NELICO since 1996 and Vice
                          President of Metropolitan Life Insurance Company since
                          2000; formerly, Senior Vice President 1994-1996 of New
                          England Mutual.

Mary Ann Brown.......... President, New England Products and Services (a business unit of NELICO) since 1998 and Senior Vice President of
                          Metropolitan Life Insurance Company since 2000; formerly,
                          Director, Worldwide Life Insurance 1997-1998 of Swiss
                          Reinsurance New Markets; President & Chief Executive
                          Officer 1996-1998 of Atlantic International Reinsurance
                          Company; Executive Vice President 1996-1997 of Swiss Re
                          Atrium and Swiss Re Services and Principal 1987-1996 of
                          Tillinghast/Towers Perrin.

Anthony J. Candito...... President, NEF Information Services of NELICO and Chief
                          Information Officer since 1998 and Senior Vice President
                          of Metropolitan Life Insurance Company since 2000;
                          formerly, Senior Vice President 1996-1998 of NELICO;
                          Senior Vice President 1995-1996 and Vice President 1994-
                          1995 of New England Mutual.

Thom A. Faria........... President, Career Agency System of NELICO since 1996 and
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.

Anne M. Goggin.......... Senior Vice President and General Counsel of NELICO since
                          2000 and Chief Counsel-Individual Business of
                          Metropolitan Life Insurance Company since 2000; formerly
                          Senior Vice President and Associate General Counsel 1997-
                          2000; Vice President and Counsel of NELICO in 1996, Vice
                          President and Counsel 1994-1996 of New England Mutual.

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
Daniel D. Jordan........ Second Vice President, Counsel, Secretary and Clerk of
                          NELICO since 1996 and Associate General Counsel of
                          Metropolitan Life Insurance Company since 2001; formerly,
                          Counsel and Assistant Secretary 1990-1996 of New England
                          Mutual.

Alan C. Leland, Jr...... Senior Vice President of NELICO since 1996 and Vice
                          President of Metropolitan Life Insurance Company since
                          2000; formerly, Vice President 1984-1996 of New England
                          Mutual.

George J. Maloof........ Senior Vice President of NELICO since 1996 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1991-1996 of
                          New England Mutual.

Kenneth D. Martinelli... Senior Vice President of NELICO since 1999 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1997-1999 of
                          NELICO and Vice President 1994-1997 of The Equitable Life
                          Assurance Company.

Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.

Hugh C. McHaffie........ Senior Vice President of NELICO since 1999 and Senior Vice
                          President of Metropolitan Life Insurance Company since
                          2000; formerly, Vice President 1994-1999 of Manufacturers
                          Life Insurance Company of North America.

Stephen J. McLaughlin... Senior Vice President of NELICO since 1999 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1996-1999 of
                          NELICO and Vice President 1994-1996 of New England
                          Mutual.

Thomas W. Moore......... Senior Vice President of NELICO since 1996 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1990-1996 of
                          New England Mutual.

David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999 and Senior Vice President of
                          Metropolitan Life Insurance Company since 2000; formerly,
                          Partner, Actuarial Consulting 1992-1999 of Price
                          Waterhouse Coopers LLP.

John G. Small, Jr. ..... President, New England Services of NELICO since 1997 and
                          Vice President of Metropolitan Life Insurance Company
                          since 2000; formerly, Senior Vice President 1996-1997 of
                          NELICO and Senior Vice President 1990-1996 of New England
                          Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

                            TOLL-FREE NUMBERS

  For Sub-Account transfers or premium reallocations, call 1-877-633-7785.

  To request a copy of the Statement of Additional Information for the New England Zenith Fund, call 1-800-356-5015.

  You may also call our Customer Service at 1-877-633-7785 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Dollar Cost Averaging, Asset Reallocation or Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  To obtain information about daily unit values of the Variable Account Sub-Accounts, call 1-800-333-2501.

  For all other Policy changes, please contact your registered representative.

                          REQUESTS AND ELECTIONS

  Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

  We do not currently offer Internet transactions capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

                                 EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



                             STATE VARIATIONS

  Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this supplement. This supplement updates certain information in the prospectus. Your actual Policy and any endorsements are the controlling documents. If you would like to review a copy of the Policy and endorsements, contact our Home Office.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
                       See Notes to Financial Statements

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)..$1,104,994,684 $82,042,134 $78,172,290 $198,748,422 $67,409,578 $47,525,461 $96,458,977  $148,720,850 $800,474


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)...         $16,883,347

                    SHARES        COST
                  ---------- --------------
Capital Growth
 Series.........   2,682,612 $1,023,706,284
Back Bay
 Advisors Bond
 Income Series..     748,150     80,453,939
Back Bay
 Advisors Money
 Market Series..     781,723     78,172,290
Westpeak Stock
 Index Series...     947,278    153,914,977
Back Bay
 Advisors
 Managed Series.     362,573     61,788,403
Harris Oakmark
 Mid Cap Value
 Series.........     324,207     44,151,334
Westpeak Growth
 and Income
 Series.........     525,949     95,448,037
Loomis Sayles
 Small Cap
 Series.........     706,714    118,617,689
Salomon Brothers
 U.S. Government
 Series.........      67,041        780,776
Balanced Series.   1,243,251     18,709,840
Alger Equity
 Growth Series..  12,105,440    303,918,419
Davis Venture
 Value Series...   8,686,269    197,334,456
Salomon Brothers
 Bond
 Opportunities
 Series.........      95,259      1,177,952
MFS Investors
 Series.........     332,759      3,407,517
MFS Research
 Managers
 Series.........   1,124,079     14,096,128
Janus Mid Cap
 Portfolio......   1,135,197     38,205,762
Putnam Large Cap
 Growth
 Portfolio......     694,285      6,295,956
Russell 2000(R)
 Index
 Portfolio......     209,070      2,811,039
Putnam
 International
 Stock
 Portfolio......   1,552,550     18,650,710
VIP Equity-
 Income
 Portfolio......   6,886,911    132,223,694
VIP Overseas
 Portfolio......  10,060,884    197,987,280
VIP High Income
 Portfolio......   1,608,282     18,986,399
VIP II Asset
 Manager
 Portfolio......     935,789     15,154,454
                             --------------
Total...........             $2,625,993,335
                             ==============

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
Amount due and
accrued (payable)
from  policy-
related transac-
tions, net......       (536,538)     51,314   11,778,221     148,893       9,258       16,259      25,176      326,596         --
Dividends re-
ceivable........             --          --      288,719          --          --           --          --           --         --
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------  -----------   --------
Total Assets...   1,104,458,146  82,093,448   90,239,230 198,897,315  67,418,836   47,541,720  96,484,153  149,047,446    800,474
LIABILITIES
Due to
New England
Life Insurance
Company........      81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
Total                81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
Liabilities...    ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE
POLICIES......   $1,023,284,312 $74,236,713  $73,661,213 $177,006,534$61,147,652  $42,681,315 $95,130,385 $132,626,230   $753,927
                 ============== ===========  =========== =========== ===========  =========== =========== ============   ========


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
Amount due and
accrued (payable)
from policy-
related trans
actions, net......               12,584
Dividends
receivable........                   --
                             ----------
  Total Assets....           16,895,931
LIABILITIES
Due to New England
Life Insurance
Company                       1,876,485
                             ----------
Total Liabilities             1,876,485
                             ----------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE POLICIES          $15,019,446
                            ===========

                       See Notes to Financial Statements

                                                                           METROPOLITAN SERIES FUND
--------------------------------------------------------------- ------------------------------------------------
   EQUITY       VENTURE        BOND                                          LARGE CAP   RUSSELL   INTERNATIONAL
   GROWTH        VALUE     OPPORTUNITIES INVESTORS   RESEARCH                  GROWTH   2000 INDEX     STOCK
    SUB-          SUB-         SUB-         SUB-     MANAGERS     MID CAP       SUB-       SUB-        SUB-
  ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   ACCOUNT    ACCOUNT      ACCOUNT
------------  ------------ ------------- ---------- ----------- -----------  ---------- ---------- -------------
$303,362,343  $253,639,040  $1,089,765   $3,407,454 $12,971,876 $26,552,256  $5,068,279 $2,168,053  $19,236,098
























     341,940       180,497          --          375      90,550  (1,578,753)    158,608      2,148     (293,800)
          --            --          --           --          --          --          --         --           --
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
 303,704,283   253,819,537   1,089,765    3,407,829  13,062,426  24,973,503   5,226,887  2,170,201   18,942,298
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
$272,882,939  $216,183,147  $1,035,189   $3,009,703 $11,606,566 $23,854,019  $4,495,828 $2,163,212  $19,387,515
============  ============  ==========   ========== =========== ===========  ========== ==========  ===========
                                                       VARIABLE
                                                      INSURANCE
                                                       PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND      FUND II
             --------------------------------------------------- --------------
                 EQUITY-
                 INCOME      OVERSEAS                   ASSET
                  SUB-         SUB-     HIGH INCOME    MANAGER
                ACCOUNT      ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
             ------------- ------------ ------------ ----------- --------------
             $174,723,160  $194,355,923 $12,978,459  $14,836,762 $2,866,145,685


                   41,201       103,836      21,762       13,379     10,913,506
                       --            --          --           --        288,719
             ------------  ------------ -----------  ----------- --------------
              174,764,361   194,459,759  13,000,221   14,850,141  2,877,347,910
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
             $157,030,403  $183,248,954 $11,632,558  $13,220,267 $2,615,298,027
             ============  ============ ===========  =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                        NEW ENGLAND ZENITH FUND
                    --------------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND       MONEY                                MID CAP                   SMALL       U.S.
                       GROWTH       INCOME      MARKET      STOCK                     VALUE     GROWTH AND      CAP     GOVERNMENT
                        SUB-         SUB-        SUB-       INDEX        MANAGED       SUB-     INCOME SUB-     SUB-       SUB-
                      ACCOUNT      ACCOUNT     ACCOUNT   SUB- ACCOUNT  SUB-ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ---------- ----------
 INCOME
 Dividends........  $  6,825,924  $      --   $4,511,876 $    149,711  $ 1,581,304  $      --   $ 2,499,909  $1,181,882  $   --
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     6,877,345     511,944     500,145    1,351,047      448,504     259,625      659,437     902,187    7,636
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net investment
 income (loss)....       (51,421)   (511,944)  4,011,731   (1,201,336)   1,132,800    (259,625)   1,840,472     279,695  (7,636)
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........   144,771,302  (4,499,584)        --    63,685,270    9,600,369  (4,330,144)   8,566,144  27,466,967  (56,822)
  End of period...    81,288,400   1,588,195         --    44,833,445    5,621,175   3,374,127    1,010,940  30,103,161   19,698
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (63,482,902)  6,087,779         --   (18,851,825)  (3,979,194)  7,704,271   (7,555,204)  2,636,194   76,520
 Net realized
 gain (loss) on
 investments......        65,557     (36,738)        --      (203,449)     (42,829)    (23,066)     (18,902)    145,497      148
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (63,417,345)  6,051,041         --   (19,055,274)  (4,022,023)  7,681,205   (7,574,106)  2,781,691   76,668
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(63,468,766) $5,539,097  $4,011,731 $(20,256,610) $(2,889,223) $7,421,580  $(5,733,634) $3,061,386  $69,032
                    ============  ==========  ========== ============  ===========  ==========  ===========  ==========  =======
                     BALANCED      EQUITY
                       SUB-     GROWTH SUB-
                     ACCOUNT      ACCOUNT
                    ----------- -------------
 INCOME
 Dividends........  $    5,904  $  3,306,492
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     117,597     1,981,053
                    ----------- -------------
 Net investment
 income (loss)....    (111,693)    1,325,439
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........  (1,387,395)   52,277,058
  End of period...  (1,826,493)     (556,076)
                    ----------- -------------
 Net change in
 unrealized
 appreciation
 (depreciation)...    (439,098)  (52,833,134)
 Net realized
 gain (loss) on
 investments......      79,174       416,391
                    ----------- -------------
 Net realized and
 unrealized gain
 (loss) on
 investments......    (359,924)  (52,416,743)
                    ----------- -------------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $ (471,617) $(51,091,304)
                    =========== =============

+For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                              METROPOLITAN SERIES FUND
----------------------------------------------------------------  ---------------------------------------------------
                                                                                             RUSSELL
INTERNATIONAL                   BOND                                                          2000+    INTERNATIONAL+
   MAGNUM        VENTURE    OPPORTUNITIES INVESTORS   RESEARCH     MID CAP+     LARGE CAP     INDEX        STOCK
EQUITY++ SUB-  VALUE SUB-       SUB-        SUB-      MANAGERS       SUB-        GROWTH+      SUB-          SUB-
   ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT    ACCOUNT    SUB-ACCOUNT   ACCOUNT      ACCOUNT
-------------  -----------  ------------- ---------  -----------  -----------  -----------  ---------  --------------
$   374,965    $       --     $    --     $    966   $     2,453  $ 1,356,774  $       --   $ 306,539     $    679
    128,687      1,440,887      10,241      13,612        41,150       62,269       10,822      5,829       17,583
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
    246,278     (1,440,887)    (10,241)    (12,646)      (38,697)   1,294,505      (10,822)   300,710      (16,904)
  3,645,897     38,403,888    (154,569)     20,670       138,291          --           --         --           --
    (48,155)    56,304,584     (88,187)        (63)   (1,124,252) (11,653,506)  (1,227,677)  (642,986)     633,543
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,694,052)    17,900,696      66,382     (20,733)   (1,262,543) (11,653,506)  (1,227,677)  (642,986)     633,543
    (10,214)      (178,858)      5,936      (1,002)       60,137      764,362        4,567     22,026        6,780
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,683,838)    17,721,838      72,318     (21,735)   (1,202,406) (10,889,144)  (1,223,110)  (620,960)     640,323
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
$(3,437,560)   $16,280,951    $ 62,077    $(34,381)  $(1,241,103) $(9,594,639) $(1,233,932) $(320,250)    $623,419
===========    ===========    ========    ========   ===========  ===========  ===========  =========     ========

                                                          VARIABLE
                                                         INSURANCE
                                                          PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND          FUND II
             ----------------------------------------  ---------------

                EQUITY-                                    ASSET
              INCOME SUB-    OVERSEAS    HIGH INCOME      MANAGER
                ACCOUNT    SUB- ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
             ------------- ------------ ------------ --------------- ---------------
               $13,394,545  $ 16,105,748  $ 1,006,372  $ 1,452,323  $   54,064,366
                 1,054,512     1,056,320      103,143       95,403      17,656,978
              ------------ ------------- ------------ ------------ ---------------
                12,340,033    15,049,428      903,229    1,356,920      36,407,388
                42,410,113    51,864,228     (919,900)   1,757,628     433,259,411
                42,499,466    (3,631,357)  (6,007,940)    (317,692)    240,152,350
              ------------ ------------- ------------ ------------ ---------------
                    89,353   (55,495,585)  (5,088,040)  (2,075,320)   (193,107,061)
                  (452,602)       27,078      261,479       16,825         928,725
              ------------ ------------- ------------ ------------ ---------------
                  (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
              ------------ ------------- ------------ ------------ ---------------
               $11,976,784  $(40,419,079) $(3,923,332) $  (701,575) $(155,770,948)
              ============ ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                  MID CAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                                     VARIABLE
                                                    INSURANCE
                         VARIABLE INSURANCE         PRODUCTS
                           PRODUCTS FUND             FUND II
----------------------------------------------------------------------------
               EQUITY-                   HIGH        ASSET
               INCOME      OVERSEAS     INCOME      MANAGER
                 SUB-         SUB-        SUB-        SUB-
               ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
            ------------ ------------ ----------- ----------- -------------
             $ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
               1,005,310      681,381      87,077      74,260    14,878,574
            ------------ ------------ ----------- ----------- -------------
               6,472,830    3,064,669   1,060,177     638,800   305,596,989
              39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
              42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
            ------------ ------------ ----------- ----------- -------------
               2,816,404   37,095,699    (308,348)    510,069    42,589,238
                (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
            ------------ ------------ ----------- ----------- -------------
               2,224,031   36,725,455    (259,642)    506,400    40,732,934
            ------------ ------------ ----------- ----------- -------------
              $8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
            ============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                  MID CAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
              VARIABLE
             INSURANCE
              PRODUCTS
              FUND II
          ---------------------------
               ASSET
              MANAGER
                SUB-
              ACCOUNT       TOTAL
           ------------- ------------
              $  835,511 $187,037,382
                  50,140   10,697,110
           ------------- ------------
                 785,371  176,340,272
                 971,097  203,203,584
               1,247,559  390,670,172
           ------------- ------------
                 276,461  187,466,588
                   4,137    7,251,049
           ------------- ------------
                 280,598  194,717,637
           ------------- ------------
              $1,065,969 $371,057,909
           ============= ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  STOCK
                    CAPITAL GROWTH               MONEY MARKET     INDEX                     MID CAP    GROWTH AND    SMALL CAP
                         SUB-       BOND INCOME      SUB-          SUB-        MANAGED       VALUE     INCOME SUB-      SUB-
                       ACCOUNT      SUB-ACCOUNT    ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    ACCOUNT      ACCOUNT
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....        ($51,421)   ($511,944) $  4,011,731   ($1,201,336) $ 1,132,800    ($259,625) $ 1,840,472  $    279,695
 Net realized and
 unrealized gain
 (loss) on
 investments......     (63,417,345)   6,051,041            --   (19,055,274)  (4,022,023)   7,681,205   (7,574,106)    2,781,691
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     (63,468,766)   5,539,097     4,011,731   (20,256,610)  (2,889,223)   7,421,580   (5,733,634)    3,061,386
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........     134,719,373   12,375,855   236,841,520    39,147,722   10,169,186    6,884,739   17,754,814    22,841,356
 Net transfers
 (to) from other
 sub-accounts.....     (53,936,979)  (1,050,289) (209,452,023)   21,601,786   (1,102,701)      19,759       71,181    37,692,753
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........    (140,732,696) (10,668,357)  (94,509,898)  (28,008,433)  (9,199,841)  (5,138,115)  (2,072,288)  (20,021,929)
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....     (59,950,302)     657,209   (67,120,401)   32,741,075     (133,356)   1,766,383   15,753,707    40,512,180
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 Net increase
 (decrease) in
 net assets.......    (123,419,068)   6,196,306   (63,108,670)   12,484,465   (3,022,579)   9,187,963   10,020,073    43,573,566
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........   1,146,703,380   68,040,407   136,769,883   164,522,069   64,170,231   33,493,352   85,110,312    89,052,664
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........  $1,023,284,312  $74,236,713  $ 73,661,213  $177,006,534  $61,147,652  $42,681,315  $95,130,385  $132,626,230
                    ==============  ===========  ============  ============  ===========  ===========  ===========  ============



                        NEW ENGLAND ZENITH FUND
                    -------------------------------------
                       U.S.                    EQUITY
                    GOVERNMENT                 GROWTH
                       SUB-     BALANCED        SUB-
                     ACCOUNT   SUB-ACCOUNT    ACCOUNT
                    ---------- ------------ -------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....   ($7,636)    ($111,693) $  1,325,439
 Net realized and
 unrealized gain
 (loss) on
 investments......     76,668     (359,924)  (52,416,743)
                    ---------- ------------ -------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     69,032     (471,617)  (51,091,304)
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........         --    3,706,077    62,510,597
 Net transfers
 (to) from other
 sub-accounts.....   (56,167)     (718,221)   85,404,643
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........   (16,248)   (2,786,161)  (22,586,575)
                    ---------- ------------ -------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....   (72,415)      201,695   125,328,665
                    ---------- ------------ -------------
 Net increase
 (decrease) in
 net assets.......    (3,383)     (269,922)   74,237,361
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........    757,310   15,289,368   198,645,578
                    ---------- ------------ -------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........   $753,927  $15,019,446  $272,882,939
                    ========== ============ =============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                METROPOLITAN SERIES FUND
------------------------------------------------------------------  ---------------------------------------------------
INTERNATIONAL    VENTURE         BOND                                            LARGE CAP    RUSSELL    INTERNATIONAL+
   MAGNUM         VALUE      OPPORTUNITIES INVESTORS    RESEARCH                  GROWTH+      2000+         STOCK
EQUITY++ SUB-      SUB-          SUB-         SUB-      MANAGERS     MID CAP+       SUB-     INDEX SUB-       SUB-
   ACCOUNT       ACCOUNT        ACCOUNT     ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT
-------------  ------------  ------------- ----------  -----------  -----------  ----------  ----------  --------------
$   246,278     ($1,440,887)    ($10,241)    ($12,646)    ($38,697) $ 1,294,505    ($10,822) $  300,710   $   (16,904)
 (3,683,838)     17,721,838       72,318      (21,735)  (1,202,406) (10,889,144) (1,223,110)   (620,960)      640,323
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
 (3,437,560)     16,280,951       62,077      (34,381)  (1,241,103)  (9,594,639) (1,233,932)   (320,250)      623,419
  3,782,500      43,590,651          --       511,027    1,389,537    2,953,055     672,516     219,502       624,545
(16,563,486)     52,137,520      (76,915)   2,126,907   11,980,716   31,992,287   5,876,190   1,935,622    20,720,805
        --      (42,296,007)     (11,007)    (286,688)  (1,310,787)  (1,496,684)   (818,946)    328,338    (2,581,254)
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(12,780,986)     53,432,164      (87,922)   2,351,246   12,059,466   33,448,658   5,729,760   2,483,462    18,764,096
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(16,218,546)     69,713,115      (25,845)   2,316,865   10,818,363   23,854,019   4,495,828   2,163,212    19,387,515
 16,218,546     146,470,032    1,061,034      692,838      788,203          --          --          --            --
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
$       --     $216,183,147   $1,035,189   $3,009,703  $11,606,566  $23,854,019  $4,495,828  $2,163,212   $19,387,515
===========    ============   ==========   ==========  ===========  ===========  ==========  ==========   ===========
                                                         VARIABLE
                                                         INSURANCE
                                                         PRODUCTS
                          VARIABLE INSURANCE FUND         FUND II
               ----------------------------------------------------- ---------------
                  EQUITY-
                  INCOME       OVERSEAS                    ASSET
                   SUB-          SUB-      HIGH INCOME    MANAGER
                  ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
               ------------- ------------- ------------ ------------ ---------------
               $ 12,340,033  $ 15,049,428  $   903,229  $ 1,356,920  $   36,407,388
                   (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
               ------------- ------------- ------------ ------------ ---------------
                 11,976,784   (40,419,079)  (3,923,332)    (701,575)   (155,770,948)
                 24,790,229    45,688,246    3,195,995    2,631,829     677,000,871
                (10,695,232)   19,044,295      658,505    2,389,044             --
                (21,100,288)   32,597,100   (1,779,533)  (2,869,212)   (377,365,509)
               ------------- ------------- ------------ ------------ ---------------
                 (7,005,291)   97,329,641    2,074,967    2,151,661     299,635,362
               ------------- ------------- ------------ ------------ ---------------
                  4,971,493    56,910,562   (1,848,365)   1,450,086     143,864,414
                152,058,910   126,338,392   13,480,923   11,770,181   2,471,433,613
               ------------- ------------- ------------ ------------ ---------------
               $157,030,403  $183,248,954  $11,632,558  $13,220,267  $2,615,298,027
               ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MID CAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                                       VARIABLE
                                                       INSURANCE
                      VARIABLE INSURANCE               PRODUCTS
                         PRODUCTS FUND                  FUND II
            ---------------------------------------------------------------------
               EQUITY-                      HIGH         ASSET
                INCOME       OVERSEAS      INCOME       MANAGER
                 SUB-          SUB-         SUB-         SUB-
               ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
             ------------- ------------- ------------ ------------ --------------
             $  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
                2,224,031    36,725,455     (259,642)     506,400      40,732,934
             ------------- ------------- ------------ ------------ ---------------
                8,696,861    39,790,124      800,535    1,145,200     346,329,923
               26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
               (2,823,843)    1,086,949    1,354,057    1,384,413              --
              (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
             ------------- ------------- ------------ ------------ ---------------
                4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
             ------------- ------------- ------------ ------------ ---------------
               13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
              138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
             ------------- ------------- ------------ ------------ ---------------
             $152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
             ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                     MID CAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
               VARIABLE
               INSURANCE
               PRODUCTS
                FUND II
              ---------------------------
                 ASSET
                MANAGER
                 SUB-
                ACCOUNT        TOTAL
              ------------ --------------
              $   785,371  $  176,340,272
                  280,598     194,717,637
              ------------ ---------------
                1,065,969     371,057,909
                1,626,307     516,501,076
                1,297,121              --
               (1,251,084)   (277,154,223)
              ------------ ---------------
                1,672,344     239,346,853
              ------------ ---------------
                2,738,313     610,404,762
                5,448,878   1,268,595,450
              ------------ ---------------
              $ 8,187,191  $1,879,000,212
              ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                          ADVISER                            SUB-ADVISER
         ------           -------------------------------------- ----------------------------------
Capital Growth..........  CGM
Back Bay Advisors Money
 Market.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors Bond
 Income.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors
 Managed................  New England Investment Management, LLC Back Bay Advisors, L.P.
Westpeak Stock Index....  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Westpeak Growth and
 Income.................  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap
 Value..................  New England Investment Management, LLC Harris Associates L.P.
Loomis Sayles Small Cap.  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Balanced................  New England Investment Management, LLC Wellington Management
                                                                 Company, LLP.
Davis Venture Value.....  New England Investment Management, LLC Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, LLC Fred Alger Management, Inc.
Salomon Brothers          New England Investment Management, LLC Salomon Brothers Asset
 U.S. Government........                                         Management, Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, LLC Salomon Brothers Asset
                                                                 Management, Inc
MFS Investors Series....  New England Investment Management, LLC Massachusetts Financial
                                                                 Services Company
MFS Research Managers     New England Investment Management, LLC Massachusetts Financial
 Series.................                                         Services Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,715,192 $312,493,998
   Back Bay Advisors Money Market Series.............   458,970,898  522,023,525
   Back Bay Advisors Bond Income Series..............    33,718,507   32,582,505
   Back Bay Advisors Managed Series..................    23,705,585   23,913,716
   Westpeak Stock Index Series.......................   109,578,168   75,579,521
   Westpeak Growth and Income Series.................    42,917,526   36,036,620
   Harris Oakmark Mid Cap Value Series...............    17,398,618   14,576,586
   Loomis Sayles Small Cap Series....................    91,092,312   45,552,359
   Balanced Series...................................     9,827,185    9,559,823
   Morgan Stanley International Magnum Equity Series.    14,863,887    8,409,841
   Davis Venture Value Series........................   145,317,819   74,464,177
   Alger Equity Growth Series........................   230,460,443  102,463,838
   Salomon Bothers U.S. Government Series............       764,682      839,432
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       564,848      666,225
   MFS Investors Series..............................     3,287,762      651,353
   MFS Research Managers Series......................    18,120,610    4,728,732
   Putnam International Stock Portfolio+.............     7,473,945    4,134,522
   Putnam Large Cap Growth Portfolio+................     7,754,619    1,210,616
   Janus Mid Cap Portfolio+..........................    48,013,088   14,740,953
   Russell 2000 Index Portfolio+.....................     3,571,674    1,312,245
   VIP Equity-Income Portfolio.......................    45,105,830   50,758,101
   VIP Overseas Portfolio............................   143,892,059   42,460,218
   VIP High Income Portfolio.........................    10,915,419    8,876,027
   VIP II Asset Manager Portfolio....................     8,496,283    6,146,362

+For the period May 1, 2000 (Commencement of Sub-Account Operations) to December 31, 2000.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %    (4.98)%
Bond Income........   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%     7.77 %
Money Market.......   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %     5.85 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %    (9.36)%
Managed............   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %    (3.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %    20.01 %
Growth and Income.............................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %    (5.48)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %     8.04 %
Overseas......................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %   (19.39)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %     4.89 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %   (22.74)%
Asset Manager..........................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %    (4.26)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %   (13.98)%
Balanced........................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%    (2.26)%
International Stock**...........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %   (10.51)%
Venture Value...................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %     9.11 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.61 %    (0.49)%
Research Managers...................................................................................       19.52 %    (3.97)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.30)%
Russell 2000(R) Index........................................................................................         (6.56)%
Large Cap Growth.............................................................................................        (27.17)%

*  Based on a mortality and expense risk charge at an annual rate of .35%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %    (5.08)%
Bond Income........   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%     7.66 %
Money Market.......   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %     5.75 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %    (9.45)%
Managed............   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %    (3.81)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%    19.89 %
Growth and Income.............................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %    (5.58)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity Income.................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %     7.93 %
Overseas......................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %   (19.47)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %     4.78 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %   (22.82)%
Asset Manager..........................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %    (4.36)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %   (14.07)%
Balanced........................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%    (2.35)%
International Stock**...........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %   (10.60)%
Venture Value...................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %     9.00 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.54 %    (0.59)%
Research Managers...................................................................................       19.44 %    (4.07)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.35)%
Russell 2000(R) Index........................................................................................         (6.62)%
Large Cap Growth ............................................................................................        (27.22)%

*  Based on a mortality and expense risk charge at an annual rate of .45%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %    (5.22)%
Bond Income........   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%     7.50 %
Money Market.......   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %     5.59 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %    (9.59)%
Managed............   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %    (3.96)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%    19.71 %
Growth and Income.............................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %    (5.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %     7.77 %
Overseas......................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %   (19.59)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %     4.62 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %   (22.94)%
Asset Manager..........................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %    (4.50)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %   (14.20)%
Balanced........................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%    (2.50)%
International Stock**...........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %   (10.73)%
Venture Value...................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %     8.83 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.44 %    (0.74)%
Research Managers...................................................................................       19.32 %    (4.21)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.03)%
Russell 2000(R) Index........................................................................................         (6.72)%
Large Cap Growth.............................................................................................        (27.29)%

* Based on a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %    (5.50)%
Bond Income........   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%     7.18 %
Money Market.......   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %     5.27 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %    (9.86)%
Managed............   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %    (4.24)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%    19.36 %
Growth and Income.............................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %    (6.00)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %     7.45 %
Overseas......................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %   (19.83)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %     4.31 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %   (23.17)%
Asset Manager..........................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %    (4.79)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %   (14.45)%
Balanced........................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%    (2.79)%
International Stock**...........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %   (11.00)%
Venture Value...................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %     8.51 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.23 %    (1.04)%
Research Managers...................................................................................       19.08 %    (4.50)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.17)%
Russell 2000(R) Index........................................................................................         (6.90)%
Large Cap Growth.............................................................................................        (27.44)%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.
** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %    (5.36)%
Bond Income........   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%     7.34 %
Money Market.......   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %     5.43 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %    (9.72)%
Managed............   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %    (4.10)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%    19.54 %
Growth and Income.............................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %    (5.86)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %     7.61 %
Overseas......................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %   (19.71)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %     4.47 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %   (23.05)%
Asset Manager..........................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %    (4.64)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %   (14.33)%
Balanced........................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%    (2.64)%
International Stock**...........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %   (10.87)%
Venture Value...................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %     8.67 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.34 %    (0.89)%
Research Managers...................................................................................       19.20 %    (4.35)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.10)%
Russell 2000(R) Index........................................................................................         (6.81)%
Large Cap Growth ............................................................................................        (27.36)%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %    (4.65)%
Bond Income........   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%     8.15 %
Money Market.......   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %     6.22 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %    (9.04)%
Managed............   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %    (3.38)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %    20.43 %
Growth and Income.............................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %    (5.15)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %     8.42 %
Overseas......................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %   (19.11)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %     5.25 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %   (22.47)%
Asset Manager..........................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %    (3.93)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %   (13.68)%
Balanced........................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%    (1.91)%
International Stock**...........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %   (10.20)%
Venture Value...................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %     9.49 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.85 %    (0.15)%
Research Managers...................................................................................       19.80 %    (3.64)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (27.74)%
Russell 2000(R) Index........................................................................................         (6.35)%
Large Cap Growth.............................................................................................        (27.00)%

* For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                               NET INVESTMENT RETURN OF THE SUB-ACCOUNTS *
                    -------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Bond Income........   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%    8.15 %
Money Market.......   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %    6.22 %
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %   (9.04)%
Managed............   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %   (3.38)%
                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                     -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %   20.43 %
Growth and Income.............................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %   (5.15)%
                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                              --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %    5.25 %
                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                        12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                        -------- -------- --------  --------  --------  --------
Equity Growth...................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %  (13.68)%
Balanced........................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%   (1.91)%
International Stock**...........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %  (10.20)%
Venture Value...................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %    9.49 %
                                                                            6/28/96- 1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                                 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                                 -------- --------  --------  --------  --------
U.S. Government..........................................................     4.55%    8.47 %    7.61 %    0.17 %   10.45 %
Strategic Bond Opportunities.............................................     8.46%   11.07 %    2.04 %    1.44 %    7.22 %
                                                                                                         4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                              12/31/99  12/31/00
-----------                                                                                              --------  --------
Investors...........................................................................................       2.85 %   (0.15)%
Research Managers...................................................................................      19.80 %   (3.64)%
                                                                                                                   5/1/00-
SUB-ACCOUNT                                                                                                        12/31/00
-----------                                                                                                        --------
Large Cap Growth....................................................................................               (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

* For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the perfomance of the Morgan Stanley International Magnum Equity Series.

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial

                      NEW ENGLAND LIFE INSURANCE COMPANY
statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures

                      NEW ENGLAND LIFE INSURANCE COMPANY
about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $     --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $     --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $     --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $     --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER
     31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320
LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029
LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383
LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.